Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

Exhibit 10.39

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1 2
2. AMENDMENT/MODIFICATION NO. P00018	3. EFFECTIVE DATE 09/11/2019	4. REQUISITION/PURCHASE REQ. NO. OS246121	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY *(If other than Item 6)* CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O'NEILL HOUSE OFFICE BUILDING Washington DC 20515	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 Attn: DIANA EMERGENT BIODEFENSE OPERATIONS LANS 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933			9B. DATED *(SEE ITEM 11)*
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSD200201792634C
			10B. DATED *(SEE ITEM 13)* 12/08/2016
CODE 330303	FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this no-cost, administrative modification is to move $[**] from CAN 199SNS1 to CAN 1991029 as indicated in the accounting information below. This does not have any effect on overall contract funding for Item 3, which remains $[**].
Delivery Location Code: HHS
HHS
200 Independence Avenue, SW
Washington DC 20201 US
FOB: Origin
Continued ......

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*)	
.		Caleb W. Owen	
15B. CONTRACTOR/OFFEROR *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA /s/ Caleb W. Owen Digitally signed by Caleb W. Owen -S DN: c=US, o=U.S. Government, ou=HHS, ou=OS, ou=People, cn=Caleb W. Owen -S, 0.9.2342.19200300.100.1.1=1001618335 Date: 2019.09.11 16:49:45 -04'00' *(Signature of Contracting Officer)*	16C. DATE SIGNED

STANDARD FORM 30 (Rev. 11/2016) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF	
	HHSD200201792634C/P00018	2	2

NAME OF OFFEROR OR CONTRACTOR

EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303

ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Period of Performance: 01/19/2017 to 09/30/2021				
	Change Item 3 to read as follows (amount shown is the obligated amount):				
3	Optional Line Item 0003				[**]
	BioThrax [**] product [**] upon date of delivery: [**] at a unit price of $[**]				
	Quantity [**] Unit Price: $[**] Total value: $[**]				
	Total dollar value ordered under item 3 is increased by $[**] from $[**] to $[**]				
	Delivery Address: Contractor's Facility				
	Delivery is estimated to occur by NLT [**]				
	Amount: $[**] Accounting Info: 2019.1990050.26402 Appr. Yr.: 2019 CAN: 1990050 Object Class: 26402 Funded: $[**]				
	Amount: $[**] Accounting Info: Object Class: 26402 2019.1990050.26402 Appr. Yr.: 2019 CAN: 1990050 Funded: $[**]				
	Amount: $[**] Accounting Info: Object Class: 26402 2019.199SNS1.26402 Appr. Yr.: 2019 CAN: 199SNS1 Funded: [**]				
	Amount: $[**] Accounting Info: 2019.1991029.26402 Appr. Yr.: 2019 CAN: 1991029 Object Class: 26402 Funded: $[**]				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110